Filed under Rule 497(e) and Rule 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA Emerging Markets Equity Index Portfolio

(the “Portfolio”)

Supplement dated April 8, 2025, to the Portfolio’s

Summary Prospectus and Prospectus, each dated May 1, 2024, as supplemented to date

At a meeting held on April 2, 2025, the Board of Trustees (the “Board”) of SunAmerica Series Trust approved BlackRock Investment Management, LLC (“BlackRock”) as subadviser to the Portfolio. As subadviser, BlackRock will be responsible for the day-to-day management of the Portfolio. In connection with the approval of BlackRock as subadviser, the Board also approved certain changes to the Portfolio’s principal investment strategies. These changes to the Portfolio will become effective April 30, 2025 (the “Effective Date”).

On the Effective Date, the following changes are made to the Portfolio’s Summary Prospectus and Prospectus, as applicable:

The following replaces the second and third paragraphs in the section of the Summary Prospectus entitled “Principal Investment Strategies of the Portfolio” and the section of the Prospectus entitled “Portfolio Summary: SA Emerging Markets Equity Index Portfolio - Principal Investment Strategies of the Portfolio” and the third and fourth paragraphs in the section of the Prospectus entitled “Additional Information About the Portfolios’ Investment Strategies and Investment Risks – SA Emerging Markets Equity Index Portfolio”:

The subadviser seeks to achieve the Portfolio’s objective by investing in a sampling of stocks included in the Index by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. The subadviser may also invest the Portfolio’s assets in investments with economic characteristics that are comparable to the economic characteristics of securities included in the Index, including derivatives, such as contracts for difference. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. Under normal circumstances, all of the Portfolio’s investments will be selected through the optimization process, and at least 80% of its net assets will be invested in securities included in the Index or in investments that the subadviser determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index. The Portfolio may invest in ETFs, including to gain exposure to certain local markets that may be closed, or that are expensive or difficult to trade in local shares. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.

Because the Portfolio will generally not hold all of the stocks included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the subadviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.

The following is added as a new risk factor in the section of the Summary Prospectus entitled “Principal Risks of Investing in the Portfolio” and the section of the Prospectus entitled “Portfolio Summary: SA Emerging Markets Equity Index Portfolio - Principal Risks of Investing in the Portfolio”:

Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.

The section of the Summary Prospectus entitled “Investment Adviser” and the section of the Prospectus entitled “Portfolio Summary: SA Emerging Markets Equity Index Portfolio – Investment Adviser” is deleted in its entirety and replaced with the following:

Investment Adviser

The Portfolio’s investment adviser is SunAmerica.

The Portfolio’s is subadvised by BlackRock Investment Management, LLC.

Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since
Paul Whitehead Managing Director	2025
Jennifer Hsui, CFA Managing Director	2025
Peter Sietsema, CFA Director	2025
Matt Waldron, CFA Managing Director	2025
Steven White Director	2025

The first two paragraphs in the section of the Prospectus entitled “Management – Information about the Investment Adviser’s Management of Certain Portfolios” are deleted in their entirety and replaced with the following:

SunAmerica is responsible for making the day-to-day investment decisions for the SA Global Index Allocation 60/40, SA Global Index Allocation 75/25, SA Global Index Allocation 90/10, SA Index Allocation 60/40, SA Index Allocation 80/20 and SA Index Allocation 90/10 Portfolios, and the Fund-of-Funds Component of SA VCP Dynamic Allocation, SA VCP Dynamic Strategy, and SA VCP Index Allocation Portfolios.

The following is added at the end of the section of the Prospectus entitled “Management – Information about the Subadvisers – BlackRock Investment Management, LLC (BlackRock)”:

The SA Emerging Markets Equity Index Portfolio, SA International Index Portfolio, SA Large Cap Growth Index Portfolio, SA Large Cap Index Portfolio, SA Large Cap Value Index Portfolio, SA Mid Cap Index Portfolio and SA Small Cap Index Portfolio are each managed by Paul Whitehead, Jennifer Hsui, CFA, Peter Sietsema, CFA, Matt Waldron, CFA, and Steven White.

Paul Whitehead, Managing Director, is the Deputy Head of Index Equity Investments with responsibility for Global Index Asset Allocation, Transition Management (TRIM), and Americas Portfolio Management within BlackRock’s Global Markets & Index Investments (“BGM”). Mr. Whitehead’s service with the firm dates back to 1996, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Prior to assuming his current role, Mr. Whitehead was Global Head of Equity Trading, Global Head of Transition Management and Head of Americas Equity Trading. Previously, he managed the trading team responsible for all Institutional Index funds, Exchange Traded funds, and Transition Management mandates. Mr. Whitehead earned a BS degree in economics at the University of Colorado in 1993.

Jennifer Hsui, CFA, Managing Director, is Global Head of Index Equity Investments within BlackRock Global Markets & Index Investments (“BGM”). She leads the team responsible for delivering investment quality across roughly $5 trillion of BlackRock’s equity index funds and ETFs. Jennifer is a member of the BlackRock Global Operating Committee. BlackRock Global Markets and Index Investments provides clients with superior market access and index investment outcomes. Our shared mission across these functions is to deliver investment, trading, financing and risk management excellence for clients every minute of every day, and to champion investor progress by relentlessly pursuing better ways for clients to access expanding investment opportunities. Ms. Hsui’s service with the firm dates back to 2006, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Prior to her current role, Ms. Hsui was CIO and co-Head of Index Equity, with responsibility for setting direction, establishing policy, and guiding investment decisions across Index Equity products. Prior to joining BGI, she worked as an equity research analyst covering the medical devices industry at RBC Capital Markets. Ms. Hsui earned a BS degree in economics and biology from the University of California, Berkeley.

Peter Sietsema, CFA, Director and Senior Portfolio Manager within Blackrock’s Index Equity Team. Mr. Sietsema is the Head of North America Portfolio Management and leverages market expertise, a deep understanding of benchmark methodologies, and technology to consistently deliver precise investment performance. Mr. Sietsema’s service with the firm dates back to 2007, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, he was a portfolio manager within the US Index Portfolio Management group in San Francisco. Mr. Sietsema began his career as Senior Manager of Alternative Investments at State Street. Mr. Sietsema earned a BS degree in business administration from California State University, Sacramento, in 2001. He is a CFA charter holder and holds the FINRA Series 7 and 63 licenses.

Matt Waldron, CFA, Managing Director, is US Head of International Portfolio Management within BlackRock Global Markets & Index Investments (“BGM”). He is responsible for the overall management of ETFs, CTFs, and Institutional SMAs that are predominantly invested in developed and emerging markets. Mr. Waldron’s service with the firm dates back to 2003. Prior to his current role, Mr. Waldron was a portfolio manager in Blackrock’s Multi Asset Client Solutions Group(BMACS), where he was responsible for the management of asset allocation portfolios for Institutional and HNW clients. Prior to joining BlackRock in 2003, Mr. Waldron was a research analyst at Monarch Capital Holdings LLC., an event-driven, long-short hedge fund. Mr. Waldron earned a BA degree in finance from the University of Delaware.

Steven White, Director, is Co-CIO for Index Equity Investments within BlackRock Global Markets & Index Investments (“BGM”) Steven co-leads the CIO function, which is responsible for leading efforts to drive scale, quality and risk-managed investment outcomes for clients. Within the function he has direct responsibilities for investment risk and performance oversight across the global book as well as Index Equities Index Advocacy function which looks to enhance benchmark methodologies managed to by the team. Steven also oversees the Active Risk Index ETF PM team in the Americas and is a member of the Index Equity Leadership Team. Prior to his current role, Steven held multiple roles within BlackRock including sales, research, and portfolio management. Prior to BlackRock Steven worked at Bank of America Merrill Lynch for four years. He has a bachelor’s degree in Economics and MBA from San Diego State University.

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